SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	March 6, 2017

POLAR POWER, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37960	33-0479020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

240 E. Gardena Boulevard Gardena, California	90248
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(310) 830-9153

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On March 6, 2017, Polar Power, Inc. issued a press release announcing certain results of operations for the twelve months ended December 31, 2016. A copy of the press release is furnished (not filed) as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished in this Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 2.02 of this Current Report on Form 8-K is not incorporated by reference into any filings of Polar Power, Inc. made under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report on Form 8-K, regardless of any general incorporation language in the filing unless specifically stated so therein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Description

99.1	Press Release dated March 6, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2017	POLAR POWER, INC.

	By:	/S/ ARTHUR D. SAMS
Arthur D. Sams
President, Chief Executive Officer and Secretary

EXHIBITS FILED WITH THIS REPORT

Number	Description

99.1	Press Release dated March 6, 2017